FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported) November 5, 1999



                 Brown-Benchmark Properties Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                      00016698                 31-1209608
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)



               225 East Redwood Street, Baltimore, Maryland 21202
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (410) 727-4083



                                       N/A
              (Former Name, Former Address, and Former Fiscal Year,
                         if Changed Since Last Report.)

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP



                                      INDEX



                                                                     Page No.

Item 1         Changes in Control of Registrant                  Inapplicable

Item 2         Acquisition or Disposition of Assets              Inapplicable

Item 3         Bankruptcy or Receivership                        Inapplicable

Item 4         Changes in Registrant's Certifying Accountant           1-2

Item 5         Other Events                                      Inapplicable

Item 6         Resignations of Registrant's Directors            Inapplicable

Item 7         Financial Statements and Exhibits                 Inapplicable

Item 8         Change in Fiscal Year                             Inapplicable

Signatures                                                             3

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP




Item 4.  Changes in Registrant's Certifying Accountants

         Ernst & Young LLP was previously the principal accountants for Brown-Benchmark Properties Limited Partnership. On November 3, 1999, that firm's appointment as principal accountants was terminated and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by the Partnership's general partners.

         In connection with the audits of the two fiscal years ended December 31, 1998, and the subsequent interim period through September 30, 1999, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Ernst & Young LLP on the financial statements of Brown-Benchmark Properties Limited Partnership as of and for the years ended December 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Ernst & Young LLP is attached as Exhibit A.

                                ERNST & YOUNG LLP




November 4, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated November 5, 1999 of Brown-Benchmark Properties Limited Partnership and are in agreement with the statements contained in the second and third paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                        /s/ Ernst & Young LLP

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP




                                   SIGNATURES





Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            BROWN-BENCHMARK PROPERTIES
                                             LIMITED PARTNERSHIP





DATE:    11/5/99                            By:  /s/ Timothy M. Gisriel
                                             Timothy M. Gisriel
                                             Treasurer
                                             Brown-Benchmark AGP, Inc.
                                             Administrative General Partner